UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2020 (June 12, 2020)

LAREDO PETROLEUM, INC.

(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 900, Tulsa, Oklahoma	74119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	LPI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On June 17, 2020 (the “Effective Date”), Laredo Petroleum, Inc. (“Laredo” or the “Company”) announced organization changes, which include a workforce reduction of 22 individuals. The changes were communicated to employees on the Effective Date and implemented immediately, subject to certain administrative procedures. In light of the COVID-19 pandemic and lower oil prices, the Company’s Board of Directors (the “Board”) continues to monitor and evaluate the Company’s business and strategy and to reduce costs and better position the Company for the future. In connection with these changes, the Company estimates that it will incur an aggregate of approximately $4 million of one-time charges in the second quarter of 2020 comprising compensation, tax, professional, outplacement and insurance related expenses (the “Charges”). Included in the Charges are the severance payments described below in Item 5.02.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On the Effective Date, in connection with the organization changes, the Company announced the departure of Michael T. Beyer, the Company’s Senior Vice President and Chief Financial Officer, effective immediately. Mr. Beyer’s departure was not the result of any dispute or disagreement with the Company relating to the Company’s accounting practices or financial statements.

Pursuant to the Company’s Non-Change in Control Executive Severance Plan (the “Severance Plan”), Mr. Beyer will receive certain payments and benefits, including (i) a cash severance payment in an amount equal to 1.5 times his then current base salary plus 1.0 times his target bonus and a pro-rated portion for the 2020 fiscal year and (ii) an additional cash payment in an amount equal to (a) the approximate value that represents his unvested restricted stock awards, all of which were forfeited and canceled, and (b) a pro rata value that represents a portion of his unvested performance unit awards, all of which were forfeited and canceled.

In addition, the Severance Plan provides for payment by the Company of the premiums charged for COBRA coverage for Mr. Beyer and his dependents for a period not to exceed 18 months, payment for accrued but unused vacation days and payment for outplacement services. In addition, any vested but unexercised stock options granted to Mr. Beyer may be exercised during the ninety-day period following the Effective Date. All unvested stock options will be forfeited.

Mr. Beyer will receive the foregoing payments and benefits provided he signs and subsequently does not revoke the severance agreement, including his release of claims in favor of the Company, and he complies with the provisions of the Severance Plan, including the customary non-disclosure covenants.

Also on the Effective Date, the Company announced that the Board has appointed Bryan J. Lemmerman as Senior Vice President—Chief Financial Officer and Assistant Secretary effective as of June 30, 2020, replacing Mr. Beyer. Mr. Lemmerman, age 46, has over 15 years of experience in the energy exploration and production industry and most recently served as Vice President—Business Development and Treasurer of Chesapeake Energy Corporation (“Chesapeake”) from June 2015 to June 2020 where he led the company’s acquisition and development functions as well as the treasury and cash management functions since October 2019. Previously, he served as Chesapeake’s Vice President—Marketing from October 2014 to June 2015, Vice President—Strategic Planning from October 2013 to October 2014, Vice President—Finance from January 2012 to September 2013 and Director of Finance from May 2010 to December 2011. Mr. Lemmerman previously served as a director of FTS International, Inc., an independent hydraulic fracturing service company, since February 2013. Prior to joining Chesapeake, Mr. Lemmerman was a portfolio manager at hedge funds Highview Capital Management and Ritchie Capital Management and worked for several years at Deloitte & Touche. Mr. Lemmerman received his Bachelor of Business Administration in Accounting from Texas A&M University in 1996, his Master of Science in Accounting from Texas A&M University in 1997 and his Master of Business Administration from the University of Texas, McCombs School of Business in 2003.

In connection with his appointment, on June 12, 2020, Mr. Lemmerman delivered his executed offer letter (the “Offer Letter”) to the Company, which provides for an annual base salary of $440,000 and a short-term incentive cash target and long-term incentive equity grant target (both as a percentage of base salary) of 90% and 350%, respectively. The Offer Letter also provides for (i) a one-time new hire restricted stock award equal to $880,000, vesting in equal installments over a three-year period and (ii) a one-time cash signing bonus of $600,000, with the full amount recoverable by the Company in the event Mr. Lemmerman leaves within his first year of employment, and half recoverable in the event Mr. Lemmerman leaves the Company within his second year of employment.

In addition, Mr. Lemmerman will receive relocation benefits and participate in the Company’s compensation and benefits plans, including the Company’s change-in control and severance plans, in which the Company’s named executive officers participate, as described in the Company’s most recent proxy statement filed with the Securities and Exchange Commission.

In light of Mr. Beyer’s departure, as of the Effective Date, the Board appointed (i) Mr. Mikell J. (“Jason”) Pigott, President and Chief Executive Officer of the Company, to serve in the capacity of interim principal financial officer of the Company until Mr. Lemmerman’s employment and (ii) Ms. Jessica R. Wren, prior Senior Director, Accounting of the Company, to serve as Interim Principal Accounting Officer of the Company.

Item 7.01.	Regulation FD Disclosure.

On the Effective Date, the Company issued a press release announcing the organizational changes referenced herein. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Safe Harbor Statement

This report contains forward-looking statements, including those related to the expected nature, scope, costs, timing and benefits of the organization changes. Statements regarding future events are based on the Company’s current expectations and are necessarily subject to associated risks related to the completion of the organization changes in the manner anticipated by the Company. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, but not limited to, uncertain economic and industry conditions, the Company’s ability and timing to implement the changes described above, the Company’s ability to achieve the anticipated benefits and other risks described in the Company’s filings from time to time with the Securities and Exchange Commission, including under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and its Quarterly Report on Form 10-Q for the period ended March 31, 2020. Readers are cautioned not to place undue reliance on these forward-looking statements. The Company intends these forward-looking statements to speak only as of the time of this communication and does not undertake to update or revise them.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated June 17, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Date: June 17, 2020	By:	/s/ Mark D. Denny
Mark D. Denny
Senior Vice President and General Counsel

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